                                                                Exhibit 3.164

                          CERTIFICATE OF INCORPORATION
                                       OF
                        ADAM TRANSPORTATION SERVICE, INC.

     The undersigned, a natural person of the age of eighteen years or over, desiring to form a corporation pursuant to the provisions of the Business Corporation Law of the State of New York, hereby certifies as follows:

          FIRST: The name of the corporation is

                        ADAM TRANSPORTATION SERVICE, INC.

hereinafter sometimes called "the corporation."

          SECOND: The purpose for which it is formed is as follows:

     The purpose for which this corporation is organized is to engage in any lawful act or activity for which corporations may be formed under the Business Corporation Law provided that the corporation is not formed to engage in any act or activity which requires the consent or approval of any state official, department, board, agency or other body, without such consent or approval first being obtained.

     For the accomplishment of the aforesaid purposes, and in furtherance thereof, the corporation shall have and may exercise all of the powers, conferred by the Business Corporation Law upon corporations formed thereunder, subject to any limitations contained in Article 2 of said law or in accordance with the provisions of any other statute of the State of New York.

          THIRD: The-office of the corporation in the State of New York is to be located in the County of Westchester.

          FOURTH: The aggregate number of shares which the corporation shall have the authority to issue is 200, no par value.

          FIFTH: The Secretary of State is designated as the agent of the corporation upon whom process against the corporation may be served, and the address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is c/o The Corporation, 722 Nepperhan Avenue, Yonkers, New York 10703.

          IN WITNESS WHEREOF I hereunto sign my name and affirm that statements made herein are true under the penalties of perjury this 12th day of December, 1988.


Incorporator:                           /s/ Linda Pellitier
                                        ----------------------------------------
                                        Linda Pellitier

Address:                                283 Washington Avenue Albany,
                                        New York 12206

                                        283 Washington Avenue Albany,
                                        New York 12206

                          CERTIFICATE OF INCORPORATION
                                       OF
                        ADAM TRANSPORTAT1ON SERVICE, INC.

                Under Section 402 of the Business Corporation Law

Filer:

         Roberts & Roberts
         One Old Country Road, Suite 350
         Carle Place, New York  11514

                              CERTIFICATE OF CHANGE
                                       OF
                        ADAM TRANSPORTATION SERVICE, INC.
               UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

     WE, THE UNDERSIGNED, Robert E. Jarrett and Robert H. Byrne, being respectively the Vice-President, Financial Operations and Secretary of Adam Transportation Service, Inc. hereby certify:

     1.   The name of the corporation is Adam Transportation Service, Inc.

     2. The Certificate of Incorporation of said corporation was filed by the Department of State on December 23, 1988.

     3.   The following was authorized by the Board of Directors:

          A. To change the location of the corporation's office in New York from the County of Westchester to the County of New York.

          B. To change the post office address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served on him from c/o The Corporation, 722 Nepperhan Avenue, Yonkers, New York 10703 to c/o CT Corporation, 1633 Broadway, New York, New York 10019.

          C. To designate the registered agent in New York upon whom all process against the corporation may be served on as CT Corporation System, 1633 Broadway, New York 10019.

     IN WITNESS WHEREOF, we have signed this Certificate on the 18 of April, 1995 and we affirm the statements contained therein as true under penalties of perjury.


                                        /s/ Robert E. Jarrett
                                        ----------------------------------------
                                        Robert E. Jarrett - Vice President,
                                        Financial Operations


                                        /s/ Robert H. Byrne
                                        ----------------------------------------
                                        Robert H. Byrne - Secretary

                              CERTIFICATE OF CHANGE
                                       OF
                        ADAM TRANSPORTATION SERVICE, INC.

               UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

LAIDLAW TRANSIT INC.
3221 N. SERVICE ROAD
BURLINGTON ONTARIO CANADA L7R 3Y8

                              CERTIFICATE OF MERGER
                                       OF
                  ASSOCIATED AMBULANCE & HEALTH SERVICES, INC.
                                      INTO
                        ADAM TRANSPORTATION SERVICE, INC.

                            UNDER SECTION 904 of the
                            BUSINESS CORPORATION LAW

     We, the undersigned, Robert E. Jarrett and Robert H. Byrne, being respectively the Vice-President and the Secretary of Associated Ambulance & Health Services, Inc., and Robert E. Jarrett and Robert H. Byrne, being respectively the Vice-President and Secretary of Adam Transportation Service, Inc. hereby certify:

     1.   (a)  The name of each constituent is as follows:

               Associated Ambulance & Health Services, Inc.

               Adam Transportation Service, Inc.

          (b) The name of the surviving corporation is Adam Transportation Service, Inc. and following the merger its name shall be Adam Transportation Service, Inc.

     2. As to each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof are as follows:

                             Designation and number     Class or Series    Shares entitled
Name of                     of shares in each class   of Shares entitled     to vote as a
Corporation                  or series outstanding          to Vote        class or series
-----------                 -----------------------   ------------------   ---------------
Associated Transportation          24 Common                Common                1
& Health Services, Inc

Adam Transportation                100 Common               Common                1
Services, Inc.

     3. There will be no amendments or changes made to the Certificate of Incorporation of the surviving corporation once the merger hits taken place.

     4. The date when the Certificate of Incorporation of each constituent corporation was filed by the Department of State is as follows:

Name of Corporation                            Date of Incorporation
-------------------                            ---------------------
Associated Ambulance & Health Services, Inc.   March 9, 1981
Adam Transportation Service, Inc.              December 23, 1988

     5. The merger was adopted by each constituent corporation in the following manner:

     (a) As to Associated Ambulance & Health Services, Inc., by the unanimous written consent of the shareholders.

     (b) As to Adam Transportation Service, Inc., by the unanimous written consent of the shareholders.

     6. The merger shall be effected on the 31st day of August, 1995.

     IN WITNESS WHEREOF, we have signed this certificate on the 23 day of August, 1995, and we affirm the statements therein as true under penalties or perjury.

                                        Associated Ambulance & Health
                                        Services, Inc.


                                        By: /s/ Robert E. Jarrett
                                            ------------------------------------
                                            Robert E. Jarrett - Vice President


                                        By: /s/ Robert E. Jarrett
                                            ------------------------------------
                                            Robert E. Jarrett - Secretary


                                        Adam Transportation Service, Inc.


                                        By: /s/ Robert E. Jarrett
                                            ------------------------------------
                                            Robert E. Jarrett - Vice President


                                        By: /s/ Robert E. Jarrett
                                            ------------------------------------
                                            Robert H. Byrne - Secretary

                              CERTIFICATE OF MERGER
                                       OF
                  ASSOCIATED AMBULANCE & HEALTH SERVICES, INC.
                                      INTO
                        ADAM TRANSPORTATION SERVICE, INC.

                UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

LAIDLAW TRANSPORTATION LIMITED
3221 N. SERVICE ROAD
BURLINGTON, ONTARIO CANADA L7N 3G2

                              CERTIFICATE OF MERGER
                                       OF

                       Associated Ambulance Service, Inc.,
                       Adam Transportation Service, Inc.,
                          Park Ambulance Service, Inc.,
                     Five Counties Ambulance Service, Inc.,
                        Sunrise Handicap Transport Corp.

                                      INTO
                           MEDTRANS OF NEW YORK, INC.

     We, the undersigned, Michael Forsayeth and Robert H. Byrne, being respectively the Vice-President and the Secretary of MedTrans of New York, Inc., and Michael Forsayeth and Robert H. Byrne, being respectively the Vice-President and Secretary of Associated Ambulance Service, Inc., Adam Transportation Service, Inc., Park Ambulance Service, Five Counties Ambulance Service, Inc. and Sunrise Handicap Transport Corp. hereby certify:

     1.   (a)  The name of each constituent is as follows:

               MedTrans of New York, Inc.
               Associated Ambulant Service, Inc.,
               Adam Transportation Service, Inc.,
               Park Ambulance Service, Inc.,
               Five Counties Ambulance Service, Inc.,
               Sunrise Handicap Transport Corp.

          (b) The name of the surviving corporation is MedTrans of New York, Inc. and following the merger its name shall be MedTrans of New York, Inc.

     2. As to each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof are as follows:

                                 Designation and number     Class or Series     Shares entitled
Name of                         of shares in each class   of Shares entitled     to vote as a
Corporation                      or series outstanding          to Vote        class or series
-----------                     -----------------------   ------------------   ----------------
MedTrans of
New York, Inc.                         100 Common               Common                1

Associated Ambulance                  1,000 Common              Common                1
Services, Inc

Adam Transportation Services,          100 Common               Common                1
Inc.

Park Ambulance                          50 Common               Common                1
Service, Inc.

Five Counties Ambulance                100 Common               Common                1
Service, Inc.

Sunrise Handicap                       100 Common               Common                1
Transport Corp.

     3. There will be no amendment or changes made to the Certificate of Incorporation of the surviving corporation once the merger has taken place.

     4. The date when the Certificate of Incorporation of each constituent corporation was filed by the Department of State is as follows:

         Name of Corporation            Date of Incorporation
         -------------------            ---------------------
MedTrans of New York, Inc.              December 27, 1994

Associated Ambulance Services, Inc.     April 8, 1988 (under the name of
                                        AMB-U- Chair Coaches, Inc.)
Adam Transportation Services, Inc       December 23, 1988

Park Ambulance Service, Inc.            August 3, 1964 (under the name of
                                        Park Ambulance & Oxygen Service, Inc)

Five Counties Ambulance Service, Inc.   November 23, 1964

Sunrise Handicap Transport Corp.        May 11, 1981

     5. The merger was adopted by each constituent corporation in the following manner:

     (a) As to MedTrans of New York, Inc., by the unanimous written consent of the shareholders.

     (b) As to Associated Ambulance, Inc., by the unanimous written consent of the shareholders.

     (c) As to Adam Transportation Service; Inc., by the unanimous written consent of the shareholders.

     (d) As to Park Ambulance Service, Inc., by the unanimous written consent of the shareholders.

     (e) As to Five Counties Ambulance Service, Inc., by the unanimous written consent of the shareholders.

     (f) As to Sunrise Handicap Transport Corp., by the unanimous written consent of the shareholders.

     6. The merger shall be effected on the 31st day of August, 1996.

     IN WITNESS WHEREOF, we have signed this certificate on the 27 day of August, 1996, and we affirm the statements therein as true under penalties or perjury.

                                        MedTrans of New York, Inc.


                                        By: /s/ Michael Forsayeth
                                            ------------------------------------
                                            Michael Forsayeth - Vice President


                                        By: /s/ Robert H. Byrne
                                            ------------------------------------
                                            Robert H. Byrne - Secretary


                                        Associated Ambulance Service, Inc.


                                        By: /s/ Michael Forsayeth
                                            ------------------------------------
                                            Michael Forsayeth - Vice President


                                        By: /s/ Robert H. Byrne
                                            ------------------------------------
                                            Robert H. Byrne - Secretary


                                        Adam Transportation, Inc.


                                        By: /s/ Michael Forsayeth
                                            ------------------------------------
                                            Michael Forsayeth - Vice President


                                        By: /s/ Robert H. Byrne
                                            ------------------------------------
                                            Robert H. Byrne - Secretary

SIGNATURES CONTINUED...

                                        Park Ambulance Service, Inc.


                                        By: /s/ Michael Forsayeth
                                            ------------------------------------
                                            Michael Forsayeth - Vice President


                                        By: /s/ Robert H. Byrne
                                            ------------------------------------
                                            Robert H. Byrne - Secretary


                                        Five Counties Ambulance Service, Inc.


                                        By: /s/ Michael Forsayeth
                                            ------------------------------------
                                            Michael Forsayeth - Vice President


                                        By: /s/ Robert H. Byrne
                                            ------------------------------------
                                            Robert H. Byrne - Secretary


                                        Sunrise Handicap Transport Corp.


                                        By: /s/ Michael Forsayeth
                                            ------------------------------------
                                            Michael Forsayeth - Vice President


                                        By: /s/ Robert H. Byrne
                                            ------------------------------------
                                            Robert H. Byrne - Secretary

                              CERTIFICATE OF MERGER
                                       OF
                       ASSOCIATED AMBULANCE SERVICE, INC.,
                       ADAM TRANSPORTATION SERVICE, INC.,
                          PARK AMBULANCE SERVICE, INC.,
                     FIVE COUNTIES AMBULANCE SERVICE, INC.,
                        SUNRISE HANDICAP TRANSPORT CORP.
                                      INTO
                           MEDTRANS OF NEW YORK, INC.

                UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

LAIDLAW INC.
3221 N. SERVICE ROAD
BURLINGTON ONTARIO CANADA L7R 3Y8

                                                        At a Special Term of the
                                                      Supreme Court of the State
                                                          of New York, County of
                                                       Albany, held at the Court
                                                       House in Albany, New York
                                                    on the 18 day of March, 1997

               PRESENT:

               HON. ________________, JUSTICE.

          SUPREME COURT
          COUNTY OF ALBANY           STATE OF NEW YORK

          MEDTRANS OF NEW YORK, INC.,
          ASSOCIATED AMBULANCE SERVICE, INC.,
          ADAM TRANSPORTATION SERVICE, INC.,
          PARK AMBULANCE SERVICE, INC.,
          FIVE COUNTIES AMBULANCE SERVICE, INC. AND
          SUNRISE HANDICAP TRANSPORT CORP.

                                                    Plaintiffs,

                                   - AGAINST -                             ORDER

SECRETARY OF STATE OF THE STATE OF NEW YORK,

                                        Defendant.

Plaintiffs, MEDTRANS OF NEW YORK, INC., ASSOCIATED AMBULANCE SERVICE, INC., ADAM TRANSPORTATION SERVICE, INC., PARR AMBULANCE SERVICE, INC., FIVE COUNTIES AMBULANCE SERVICE, INC. and SUNRISE HANDICAP TRANSPORT CORP. by their attorney, Lawrence A. Kirsch, Esq., by an Order To Show Cause having sought an Order in this Court annulling the filing-of the Certificate of Merger of the above named corporations-into MEDTRANS OF NEW YORK, INC. filed on the 31st day of August, 1996, with the Division of Corporations of the New York State Secretary of State's Office, and upon reading and filing the affidavit of Lawrence A. Kirsch, Esq., sworn to the 28th day of February, 1997, and the Defendant having no objection to such order, it is hereby

ORDERED, that the Certificate of Merger of ASSOCIATED AMBULANCE SERVICE, INC., ADAM TRANSPORTATION SERVICE, INC., PARK AMBULANCE SERVICE, INC., FIVE COUNTIES AMBULANCE SERVICE, INC. AND SUNRISE HANDICAP TRANSPORT CORP. into MEDTRANS OF NEW YORK, INC. filed in the Offices of the Division of Corporations of the New York Secretary of State's Office on August 30, 1996, to be effective August 31, 1996 be annulled, and it is further

ORDERED, that the constituent corporations to the above merger be restored to the index of existing corporations of the Department of State, Division of Corporations, and it is further

ORDERED, that Plaintiffs file a copy of this Order with the Department of State, Division of Corporations with respect to each of the above named entities and pay the appropriate statutory filing fees for same.

             Signed this 18 day of March, 1997, at Albany, New York.


                                        /s/ X
                                        ----------------------------------------
                                        Hon.
                                        Justice of the Supreme Court

STATE OF NEW YORK               )
COUNTY OF ALBANY CLERK'S OFFICE ) ss.:

I, THOMAS G. CLINGAN, Clerk of the said County, and also Clerk of the Supreme and County Courts, being Courts of Record held therein, DO HEREBY CERTIFY that I have compared the annexed copy Order with the original thereof filed m this office on the 18 day of March, 1997 and that the same is a correct transcript therefrom, and of the whole of said original.

     IN TESTIMONY WHEREOF, I have hereunto set my name and affixed my official seal, this 18 day of March, 1997


/s/ THOMAS G. CLINGAN                   Clerk
-------------------------------------

                             COURT ORDER NULLIFYING

                              CERTIFICATE OF MERGER
                                       OF

                           MEDTRANS OF NEW YORK, INC.
                       ASSOCIATED AMBULANCE SERVICE, INC.,
                       ADAM TRANSPORTATION SERVICE, INC.,
                          PARK AMBULANCE SERVICE, INC.,
                     FIVE COUNTIES AMBULANCE SERVICE, INC.,
                        SUNRISE HANDICAP TRANSPORT CORP.

                                        Filed by:
                                        HARTER, SECREST & EMERY
                                        700 MIDTOWN TOWER
                                        ROCHESTER, NY 14604-2070

                              CERTIFICATE OF CHANGE
                                       OF
                        ADAM TRANSPORTATION SERVICE, INC.

               Under Section 805-A of the Business Corporation Law

1.   The name of the corporation is
     ADAM TRANSPORTATION SERVICE, INC.

     If applicable, the original name under which it was formed is

2. The Certificate of Incorporation of said corporation was filed by the Department of State on 12/23/88.

3. The address of CT Corporation System as the registered agent of said corporation is hereby changed from CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NY 10019 to 111 Eighth Avenue, New York, New York 10011.

4. The address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served on him is hereby changed from c/o CT CORPORATION, 1633 BROADWAY, NEW YORK, NY 10019 to CT Corporation System, 111 Eighth Avenue, New York, New York 10011.

5. Notice of the above changes was mailed to the corporation by CT Corporation System not less than 30 days prior to the date of delivery to the Department of State and such corporation has not objected thereto.

6. CT Corporation System is both the agent of such corporation to whose address the Secretary of State is required to mail copies of process and the registered agent of such corporation.

IN WITNESS WHEREOF, I have signed this certificate on September 1, 1999 and affirm the statements contained herein as true under penalties of perjury.

                                        CT CORPORATION SYSTEM


                                        By: /s/ Kenneth J. Uva
                                            ------------------------------------
                                            Kenneth J. Uva
                                            Vice President

NY Domestic Corporation - agent process address

                              CERTIFICATE OF CHANGE
                                       OF
                        ADAM TRANSPORTATION SERVICE, INC.

               Under Section 805-A of the Business Corporation Law

Filed by: CT CORPORATION SYSTEM
          111 Eighth Avenue
          New York, New York 10011

NY Domestic Corporation - agent process address